Exhibit 10

Consent of Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 37 to the Registration Statement on Form N-4, File No. 033-45379 under the Securities Act of 1933 and Amendment No. 37 to the Registration Statement on Form N-4, File No. 811-06546 under the Securities Act of 1940 of Merrill Lynch Life Variable Annuity Separate Account B of our report dated April 24, 2015 relating to the financial statements of Merrill Lynch Life Variable Annuity Separate Account B and to the use of our report dated April 15, 2015 with respect to the financial statements of Transamerica Advisors Life Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Chicago, Illinois

April 27, 2015

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Experts” in the Prospectus and to the use of our reports: (1) dated March 27, 2014 except for Note 1, which is as of April 15, 2015, with respect to the U.S. generally accepted accounting basis financial statements and schedules of Transamerica Advisors Life Insurance Company and (2) dated April 21, 2014, with respect to the financial statements of the subaccounts of the Merrill Lynch Life Variable Annuity Separate Account A and Merrill Lynch Life Variable Annuity Separate Account B, included in the Post-Effective Amendment No. 37 (Form N-4, No. 33-45379) and related to the Prospectus of Merrill Lynch Retirement Plus.

/s/ Ernst & Young LLP

Des Moines, IA

April 27, 2015